NOTES PAYABLE (Tables)	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
SCHEDULE OF FUTURE MATURITIES NOTES PAYABLE

As of June 30, 2025, future expected maturities of the Company’s notes payable are as follows:

2025	$25,079,178
2026	4,993,705
2027	5,364,139
2028	5,746,548
2029	6,194,706
Thereafter	70,004,654
Total	$117,382,930
Less: Current maturities	(115,195,498)
Less: Closing costs	(2,187,432)
Total notes payable, net of current maturities, net of closing costs	$-